SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OF 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   March 30, 1998


                         The Coleman Company, Inc.
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               Exact Name of Registrant Specified in Charter


               Delaware                 1-988             13-3639257
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      (State or Other Jurisdiction    (Commission        (IRS Employer
             of Incorporation)        File Number)     Identification No.)


      2111 E. 37th Street North, Wichita, Kansas               67219
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      (Address of Principal Executive Offices)                (Zip Code)


      Registrant's telephone number, including area code  (316) 832-2700


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         (Former Name or Former Address, if Changed Since Last Report)




ITEM 1.  CHANGES IN CONTROL OF THE REGISTRANT

            On March 30, 1998, Sunbeam Corporation, a Delaware corporation ("Sunbeam"), acquired indirect beneficial ownership of 44,067,520 shares (the "Shares") of common stock, par value $.01 per share, of The Coleman Company, Inc., a Delaware corporation ("Coleman"), which Shares represent approximately 82% of the total number of outstanding shares of capital stock of Coleman. The Shares were acquired by Sunbeam from an indirect wholly owned subsidiary of Mafco Holdings Inc., a corporation wholly owned by Ronald O. Perelman ("Mafco"), upon consummation of the merger (the "Holdings Merger") of CLN Holdings, Inc. ("CLN Holdings"), a Delaware corporation and an indirect wholly owned subsidiary of Mafco, with and into Laser Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Sunbeam ("LAC"), pursuant to the Agreement and Plan of Merger, dated as of February 27, 1998, as amended (the "Holdings Merger Agreement"), among Sunbeam, LAC, CLN Holdings and Coleman (Parent) Holdings Inc. ("Parent Holdings"), a Delaware corporation and the former parent corporation of CLN Holdings.

            Pursuant to the Holdings Merger Agreement, at the effective time of the Holdings Merger, all of the members of the board of directors of Coleman resigned from their positions as directors of Coleman, and five
(5) individuals designated by Sunbeam became directors of Coleman.

            To the knowledge of management of Coleman, the total amount of funds and other consideration required by Sunbeam to consummate the Holdings Merger was $159,956,756 in cash and 14,099,749 shares of Sunbeam Common Stock. To the knowledge of management of Coleman, Sunbeam obtained the cash portion of the Holdings Merger consideration from a recently completed offering of $2,014 million principal amount of Zero Coupon Convertible Senior Subordinated Debentures due 2018.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

(a)    Exhibits.

99.1 Press Release issued by Sunbeam on March 30, 1998 announcing the consummation of the Holdings Merger.





                                 SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE COLEMAN COMPANY, INC.


                                    By: /s/ David C. Fannin
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                                       David C. Fannin
                                       Executive Vice President,
                                       General Counsel and Secretary


April 3, 1998





                               EXHIBIT INDEX

99.1 Press Release issued by Sunbeam on March 30, 1998 announcing the consummation of the Holdings Merger.